UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

August 22, 2007

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 23, 2007, The Gap, Inc. (the “Company”) issued a press release announcing the authorization of an additional $1.5 billion for the Company’s share repurchase program. A copy of this press release is attached hereto as Exhibit 99.2.

Concurrent with this authorization, on August 22, 2007, the Company entered into purchase agreements (the “Agreements”) with individual members of the Fisher family: John J. Fisher, William S. Fisher, Robert J. Fisher, and Donald and Doris Fisher (each, a “Seller”). Pursuant to the agreements, the Company has agreed to buy and each Seller has agreed to sell a number of shares of the Company’s common stock which in the aggregate among all of the Sellers would equal approximately 17% of the total number of shares purchased by the Company pursuant to its $1.5 billion repurchase program. The purchase price for the shares of the Company’s common stock to be purchased from each Seller will be determined on a monthly basis and will be the weighted average price that the company pays for share repurchases pursuant to its repurchase program in the open market. Either the Company or the individual Seller may terminate the agreement upon 15 business days notice. The foregoing description of the Agreements is qualified in its entirety by reference to the text of the Agreements, copies of which are filed as Exhibits 10.1 through 10.4 of to this Current Report on Form 8-K.

Item 2.02.	Results of Operations and Financial Condition

On August 23, 2007, the Company issued a press release announcing the Company’s earnings for the second quarter ended August 4, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

On August 23, 2007, the Company issued a press release announcing the authorization of an additional $1.5 billion for the Company’s existing share repurchase program. A copy of this press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

10.1	Purchase Agreement with Donald G. Fisher and Doris F. Fisher dated August 22, 2007.

10.2	Purchase Agreement with John J. Fisher dated August 22, 2007.

10.3	Purchase Agreement with Robert J. Fisher dated August 22, 2007.

10.4	Purchase Agreement with William S. Fisher dated August 22, 2007.

99.1	Press Release dated August 23, 2007 announcing earnings for the quarter ended August 4, 2007.

99.2	Press Release dated August 23, 2007 announcing increase in share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: August 23, 2007	By:	/s/ Byron H. Pollitt, Jr.
Byron H. Pollitt, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Purchase Agreement with Donald G. Fisher and Doris F. Fisher dated August 22, 2007.

10.2	Purchase Agreement with John J. Fisher dated August 22, 2007.

10.3	Purchase Agreement with Robert J. Fisher dated August 22, 2007.

10.4	Purchase Agreement with William S. Fisher dated August 22, 2007.

99.1	Press Release dated August 23, 2007 announcing earnings for the quarter ended August 4, 2007.

99.2	Press Release dated August 23, 2007 announcing increase in share repurchase program.